Supplement dated September 22, 2015, to the prospectuses and summary prospectuses for the following funds and share classes, each as previously amended or supplemented:

American Beacon Balanced Fund
AMR Class
American Beacon International Equity Fund
AMR and Retirement Classes
American Beacon Large Cap Value Fund
AMR and Retirement Classes
American Beacon Mid-Cap Value Fund
AMR Class
American Beacon Small Cap Value Fund
AMR and Retirement Classes
Prospectuses and Summary Prospectuses dated February 27, 2015

American Beacon Treasury Inflation Protected Securities Fund
A, C, and Y Classes
Prospectus and Summary Prospectus dated April 30, 2015

Prospectus and Summary Prospectus dated April 30, 2015

Share Class Liquidations and Terminations:
On September 21, 2015, upon the recommendation of American Beacon Advisors, Inc. (the "Manager"), the Board of Trustees ("Board") of American Beacon Funds approved the liquidation and termination of:
•
the AMR Class shares of the American Beacon Balanced Fund, American Beacon International Equity Fund, American Beacon Large Cap Value Fund, American Beacon Mid-Cap Value Fund and American Beacon Small Cap Value Fund (each a "Fund" and collectively the "Funds"); and

•	the A, C, and Y Class shares of the American Beacon Treasury Inflation Protected Securities Fund (the "TIPS Fund").
After considering information provided by the Manager, the Board concluded that, due to large redemptions expected to occur by the end of 2015 that will substantially reduce the asset size of the AMR Class shares of the Funds, the Manager will no longer be able to operate the AMR Class shares of each Fund in an economically viable manner.  The Board also concluded that, as a result of the small asset size of the A, C and Y Class shares of the TIPS Fund, it was no longer practicable for the Manager to operate the A, C and Y Class shares in an economically viable manner.  Accordingly, the Board concluded that it would be in the best interest of the Funds  and the TIPS Fund and their shareholders to liquidate and terminate these share classes.
In anticipation of the liquidation, effective immediately, the share classes enumerated above are closed to new shareholders.   To prepare for the liquidation of the respective classes for the Funds and the TIPS Fund, the Manager and/or sub-advisor(s), as applicable, may increase the portion of the Fund's or the TIPS Fund's assets held in cash and similar instruments.

The AMR Class shares of the Funds will distribute cash and/or assets (to certain institutional investors) substantially pro rata to all remaining shareholders who have not previously redeemed or exchanged all of their shares on or about December 15, 2015.  However, the A, C, and Y Class shares of the TIPS Fund will distribute cash and/or assets (to certain institutional investors) substantially pro rata to all remaining shareholders who have not previously redeemed or exchanged all of their shares on or about January 15, 2016 (the "TIPS Liquidation Date").  These distributions are taxable events.  Once the distribution is complete, the respective classes for each Fund and the TIPS Fund will terminate.
With respect to the A, C, and Y Class shares of the TIPS Fund, shareholders may exchange shares of the TIPS Fund at net asset value at any time prior to the TIPS Liquidation Date for shares of the same class of another American Beacon Fund.   Shareholders also may exchange shares of the TIPS Fund at any time prior to the TIPS Liquidation Date for shares of the Institutional or Investor Class shares of the TIPS Fund as long as they meet the qualifications to invest in the Institutional or Investor Class shares.  Shareholders also may redeem shares of the TIPS Fund at any time prior to the TIPS Liquidation Date.  No sales charges, redemption or termination fees will be imposed in connection with such exchanges and redemptions.  In general, exchanges among different funds and redemptions are taxable events for shareholders.
Reclassification of Retirement Class Shares:
On September 21, 2015, upon the recommendation of the Manager, the Board approved the reclassification of the Retirement Class shares of the American Beacon International Equity Fund, American Beacon Large Cap Value Fund and American Beacon Small Cap Value Fund (each an "Equity Fund") due to the small asset size of each Equity Fund's Retirement Class shares.  The reclassification is expected to occur on or about January 15, 2016.  In approving the reclassification, the Board noted that each Retirement Class shareholder would receive Advisor Class shares in an amount equal to the value of the shareholder's Retirement Class shares, and that net annual fund operating expenses of each Equity Fund's Advisor Class shares are lower than the net annual fund operating expenses of the Equity Fund's Retirement Class shares.  The reclassification of the Retirement Class shares as Advisor Class shares will not be a taxable event to shareholders.   For more information, please contact us at 1-800-658-5811, Option 1.

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Supplement dated September 22, 2015, to the following prospectus and summary prospectus, as previously amended or supplemented:

American Beacon Earnest Partners Emerging Markets Equity Fund
Prospectus and Summary Prospectus dated May 29, 2015

On September 21, 2015, the Board of Trustees ("Board") of American Beacon Funds approved a plan to liquidate and terminate the American Beacon Earnest Partners Emerging Markets Equity Fund (the "Fund"), upon the recommendation of American Beacon Advisors, Inc. (the "Manager"), the Fund's investment manager. After considering information provided by the Manager, the Board concluded that, due to the Fund's small asset size, it will no longer be practicable for the Manager to operate the Fund in an economically viable manner. Accordingly, the Board determined that it would be in the best interests of the Fund and its shareholders to liquidate and terminate the Fund.
In anticipation of the liquidation, effective immediately, the Fund is closed to new shareholders.   To prepare for the liquidation of the Fund, the Fund's sub-advisor may need to increase the portion of the Fund's assets held in cash and similar instruments in order to pay for Fund expenses and meet redemption requests.  As a result, the Fund may no longer be pursuing its investment objective.  In addition, the Fund may invest a significant portion of its assets in index futures contracts to maintain exposure to the equity markets, while preserving liquidity.  The Fund will distribute cash and/or assets (to certain institutional investors) pro rata to all remaining shareholders who have not previously redeemed or exchanged all of their shares on or about January 15, 2016 (the "Liquidation Date").  These distributions are taxable events.  Once the distribution is complete, the Fund will terminate.
Please note that you may exchange your shares of the Fund at net asset value at any time prior to the Liquidation Date for shares of the same class of another American Beacon Fund.  You also may redeem your shares of the Fund at any time prior to the Liquidation Date.  No sales charges, redemption or termination fees will be imposed in connection with such exchanges and redemptions.  In general, exchanges and redemptions are taxable events for shareholders.
In connection with the liquidation, the Fund may declare taxable distributions of its net investment income and net capital gain in advance of its regular distribution schedule.
If you own Fund shares in a tax deferred account, such as an individual retirement account, 401(k) or 403(b) account, you should consult your tax adviser to discuss the Fund's liquidation and determine its tax consequences.
 For more information, please contact us at 1-800-658-5811, Option 1.
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American Beacon Stephens Small Cap Growth Fund

Supplement dated September 22, 2015
to the
Prospectus dated April 30, 2015
The information below supplements the Prospectus dated April 30, 2015 and is in addition to any other supplement(s):
The American Beacon Stephens Small Cap Growth Fund ("Fund") was closed to new investors, subject to certain exceptions on September 16, 2013 and February 14, 2014.  Effective September 22, 2015, the Fund will resume offering shares to new investors in accordance with the "Fund Summary-Purchase and Sale of Fund Shares" on page 16 and "Purchase and Redemption of Shares-Eligibility" on page 33.

The following in the "Fund Summary – Purchase and Sale of Fund Shares" section, the first paragraph is deleted and replaced with the following:

You may buy or sell shares of the Fund through a direct mutual fund account, through a retirement account, through an investment professional or another financial intermediary.  As a direct mutual fund account shareholder, you may buy or sell shares in various ways:

Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1 Through the Automated Voice Response Service call 1-800-658-5811, option 2 (Investor Class only)
Mail	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds c/o BFDS 330 West 9th Street Kansas City, MO 64105
You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (NYSE) is open, at the Fund's NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge.

In the "Purchase and Redemption of Shares – Eligibility" section starting on page 33, the sixth and seventh paragraphs are deleted.

The Manager, if conditions warrant, may choose to once again close the Fund at a future date.

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